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                                 EXHIBIT (h)(6)


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                                           Dated:_________________________, 1999

                           FORM OF AMENDED SCHEDULE A
                       TO THE SUB-ADMINISTRATION AGREEMENT
                                     BETWEEN
                              ASO SERVICES COMPANY
                                       AND
                                  AMSOUTH BANK
                               DATED APRIL 1, 1996

NAME OF FUND
------------

AmSouth Prime Obligations Fund
AmSouth U.S. Treasury Fund
AmSouth Tax Exempt Fund
AmSouth Equity Fund AmSouth Regional Equity Fund
AmSouth Balanced Fund
AmSouth Bond Fund
AmSouth Municipal Bond Fund
AmSouth Limited Maturity Fund
AmSouth Government Income Fund
AmSouth Florida Tax-Free Fund
AmSouth Capital Growth Fund
AmSouth Small Cap Fund
AmSouth Equity Income Fund
AmSouth Enhanced Market Fund
AmSouth Select Equity Fund
AmSouth Institutional Prime Obligations Fund
AmSouth Institutional U.S. Treasury Fund
AmSouth International Equity Fund
AmSouth Mid-Cap Equity Fund

AmSouth Growth Opportunities Fund

AmSouth Large-Cap Equity Fund
AmSouth Limited Term U.S. Government Fund
AmSouth Tennessee Tax-Exempt Fund
AmSouth Limited Term Tennessee Tax-Exempt Fund
AmSouth U.S. Treasury Money Market Fund
AmSouth Aggressive Growth Portfolio
AmSouth Growth Portfolio
AmSouth Growth & Income Portfolio
AmSouth Moderate Growth & Income Portfolio
AmSouth Current Income Portfolio



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                                             ASO SERVICES COMPANY

                                             By:  ___________________________
                                             Name:  _________________________
                                             Title:  ________________________


                                             AMSOUTH BANK

                                             By:  ___________________________
                                             Name:  _________________________
                                             Title:  ________________________
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                                                 Dated:___________________, 1999

                           FORM OF AMENDED SCHEDULE B
                       TO THE SUB-ADMINISTRATION AGREEMENT
                                     BETWEEN
                              ASO SERVICES COMPANY
                                       AND
                                  AMSOUTH BANK
                               DATED APRIL 1, 1996


NAME OF FUND                                  COMPENSATION*
------------                                  -------------

AmSouth Prime Obligations Fund                Such percentage of ASO's
AmSouth U.S. Treasury Fund                    compensation received
AmSouth Tax Exempt Fund                       pursuant to the Management
AmSouth Equity Fund                           and Administration
AmSouth Regional Equity Fund                  Agreement with the Trust
AmSouth Balanced Fund                         as shall be agreed upon
AmSouth Bond Fund                             from time to time between
AmSouth Municipal Bond Fund                   the parties, but in no
AmSouth Limited Maturity Fund                 event to exceed an annual
AmSouth Government Income Fund                rate of ten one-hundredths
AmSouth Florida Tax-Free Fund                 of one percent (.10%) of
AmSouth Capital Growth Fund                   each such Fund's average
AmSouth Small Cap Fund                        daily net assets.
AmSouth Equity Income Fund
AmSouth Enhanced Market Fund
AmSouth Select Equity Fund
AmSouth Institutional Prime
  Obligations Fund
AmSouth Institutional U.S. Treasury Fund
AmSouth International Equity Fund
AmSouth Mid-Cap Equity Fund

AmSouth Growth Opportunities Fund

AmSouth Large-Cap Equity Fund
AmSouth Limited Term U.S. Government Fund
AmSouth Tennessee Tax-Exempt Fund
AmSouth Limited Term Tennessee Tax-
  Exempt Fund
AmSouth U.S. Treasury Money Market Fund
AmSouth Aggressive Growth Portfolio
AmSouth Growth Portfolio
AmSouth Growth & Income Portfolio
AmSouth Moderate Growth & Income
  Portfolio
AmSouth Current Income Portfolio


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                                          ASO SERVICES COMPANY

                                          By:  ___________________________
                                          Name:  ________________________
                                          Title:  ________________________


                                                            AMSOUTH BANK

                                          By:  ___________________________
                                          Name:  ________________________
                                          Title:  ________________________




     *All fees are computed daily and paid periodically